Goodwill and Intangible Assets, Net - Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Sep. 30, 2024	Sep. 30, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
2025	$ 53,881
2026	40,971
2027	31,273
2028	22,532
2029	9,988
Thereafter	2,084
Total	$ 160,729	$ 181,539